UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2018

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Unitymedia Hessen GmbH & Co. KG (the “Company”) as original borrower, the Company and the other guarantors named therein as guarantors (the “SSRCF Guarantors”), The Bank of Nova Scotia as facility agent (the “SSRCF Facility Agent”) and Credit Suisse AG, London Branch as security trustee (the “SSRCF Security Trustee”), among others, are parties to a Super Senior Facilities Agreement, originally dated July 25, 2014 and as amended and restated from time to time (the “Super Senior Facilities Agreement”).

The Company and the other borrowers named therein as borrowers (the “SFA Borrowers”), the Company and the other guarantors named therein as guarantors (the “SFA Guarantors” and together with the SSRCF Guarantors, the “Guarantors”), The Bank of Nova Scotia as facility agent (the “SFA Facility Agent”) and Credit Suisse AG, London Branch as security trustee (the “SFA Security Trustee”), among others, are parties to a Senior Facilities Agreement, originally dated July 25, 2014 and as amended and/or restated from time to time (the “Senior Facilities Agreement”).

The Company, the other SFA Borrowers and each of the other Guarantors is an indirect wholly-owned subsidiary of Liberty Global plc.

On March 7, 2018, the Company, the SSRCF Guarantors, the SSRCF Facility Agent and the SSRCF Security Trustee entered into an amendment and restatement agreement (the “SSRCF Amendment and Restatement Agreement”) to amend and restate the Super Senior Facilities Agreement (the Super Senior Facilities Agreement, as amended and restated by the SSRCF Amendment and Restatement Agreement, the “Amended Super Senior Facilities Agreement”).

On March 7, 2018, the Company, the other SFA Borrower, the SFA Guarantors, the SFA Facility Agent and the SFA Security Trustee entered into an amendment and restatement agreement (the “SFA Amendment and Restatement Agreement”) to amend and restate the Senior Facilities Agreement (the Senior Facilities Agreement, as amended and restated by the SFA Amendment and Restatement Agreement, the “Amended Senior Facilities Agreement”).

On March 7, 2018, (i) the SSRCF Amendment and Restatement Agreement amended and restated in full the Super Senior Facilities Agreement and (ii) the SFA Amendment and Restatement Agreement amended and restated in full the Senior Facilities Agreement. All loans and commitments outstanding under each of the Super Senior Facilities Agreement and the Senior Facilities Agreement continue to be outstanding under each of the Amended Super Senior Facilities Agreement and the Amended Senior Facilities Agreement (as applicable).

The SSRCF Amendment and Restatement Agreement and the Amended Super Senior Facilities Agreement are attached hereto as Exhibit 4.1 and are incorporated herein by reference. The SFA Amendment and Restatement Agreement and the Amended Senior Facilities Agreement are attached hereto as Exhibit 4.2 and are incorporated herein by reference.

The foregoing description of the Amended Super Senior Facilities Agreement and the Amended Senior Facilities Agreement is not complete and is subject to and qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.1 and Exhibit 4.2 (as appropriate).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name

4.1
Amendment and Restatement Agreement dated March 7, 2018 between, among others, Unitymedia Hessen GmbH & Co. KG as original borrower, The Bank of Nova Scotia as facility agent and Credit Suisse AG, London Branch as security trustee and,attached as a schedule thereto, a copy of the Super Senior Facilities Agreement, originally dated July 25, 2014, between, among others, Unitymedia Hessen GmbH & Co. KG as original borrower, The Bank of Nova Scotia as facility agent and Credit Suisse AG, London Branch as security trustee as amended and restated by the SSRCF Amendment and Restatement Agreement.

4.2
Amendment and Restatement Agreement dated March 7, 2018 between, among others, Unitymedia Hessen GmbH & Co. KG as original borrower, The Bank of Nova Scotia as facility agent and Credit Suisse AG, London Branch as security trustee and,attached as a schedule thereto, a copy of the Senior Facilities Agreement, originally dated July 25, 2014, between, among others, Unitymedia Hessen GmbH & Co. KG as original borrower, The Bank of Nova Scotia as facility agent and Credit Suisse AG, London Branch as security trustee as amended and restated by the SFA Amendment and Restatement Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: March 13, 2018

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